MANAGERS TRUST II

MANAGERS AMG CHICAGO EQUITY PARTNERS MID-CAP FUND

MANAGERS AMG CHICAGO EQUITY PARTNERS BALANCED FUND

Supplement dated December 30, 2009

to the Prospectus dated May 1, 2009

The following information supplements and supersedes any information to the contrary relating to Managers AMG Chicago Equity Partners Mid-Cap Fund and Managers AMG Chicago Equity Partners Balanced Fund (each a “Fund,” and collectively the “Funds”), each a series of Managers Trust II, contained in the Funds’ Prospectus (the “Prospectus”) dated May 1, 2009.

Effective December 31, 2009, the Board of Trustees of the Funds approved the following benchmark changes for the Funds:

Fund	Former Benchmarks	New Benchmarks
Managers AMG Chicago Equity Partners Mid-Cap Fund	S&P Midcap 400 Index	Russell Midcap® Index
Managers AMG Chicago Equity Partners Balanced Fund	• S&P 500 Index • Barclays Capital U.S. Aggregate Bond Index* • Composite Index (composed of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index)	• Russell 1000® Index • Barclays Capital U.S. Aggregate Bond Index* • Composite Index (composed of 60% Russell 1000® Index and 40% Barclays Capital U.S. Aggregate Bond Index)
*	Managers AMG Chicago Equity Partners Balanced Fund will retain Barclays Capital U.S. Aggregate Bond Index as the Fund’s fixed income benchmark.

Please note that the changes will not have any impact on either Fund’s investment process or security selection.

Effective December 31, 2009, the Prospectus is revised as follows:

All references to each Fund’s benchmark(s) shall reflect the changes described in the table above and accompanying notes.

The table titled “Average Annual Total Returns as of 12/31/08” for the Managers AMG Chicago Equity Partners Mid-Cap Fund on page 6 of the Prospectus is hereby deleted and replaced with the following:

Average Annual Total Returns¹ as of 12/31/08

Managers AMG Chicago Equity Partners Mid-Cap Fund	1 Year	5 Years	10 Years
Class A Return Before Taxes	-45.58%	-4.96%	2.96%
Class A Return After Taxes on Distributions	-45.69%	-5.21%	0.31%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-29.58%	-4.03%	1.15%
Class B Return Before Taxes	-45.54%	-4.86%	2.98%
Class C Return Before Taxes	-43.28%	-4.55%	2.99%
Institutional Class Return Before Taxes	-42.13%	-3.59%	3.98%
Russell Midcap® Index² (Before Taxes)	-41.46%	-0.71%	3.18%
S&P Midcap 400 Index³ (Before Taxes) (Former Benchmark)	-36.23%	-0.08%	4.46%

Class C share performance for periods prior to May 1, 2005 in the Average Annual Total Returns table does not reflect the 1% sales load that was eliminated on May 1, 2005.

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A share of the Fund. After-tax returns for other share classes will vary.

[2]

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index and measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 27% of the total market capitalization of the Russell 1000® Index. The Investment Manager has determined to change the Fund’s benchmark because the Russell Index offers a more comprehensive and transparent construction methodology and is more suitable given the Fund’s investment strategies. The returns shown for the Index reflect no deductions of fees, expenses, or taxes.

[3]

The S&P Midcap 400 Index is the most widely used index for mid-size companies and covers approximately 7% of the U.S. equity market. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

The table titled “Average Annual Total Returns as of 12/31/08” for the Managers AMG Chicago Equity Partners Balanced Fund on page 11 of the Prospectus is hereby deleted and replaced with the following:

Average Annual Total Returns¹ as of 12/31/08

Managers AMG Chicago Equity Partners Balanced Fund	1 Year	5 Years	10 Years
Class A Return Before Taxes	-23.34%	0.79%	3.91%
Class A Return After Taxes on Distributions	-23.78%	0.33%	1.96%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-14.95%	0.52%	2.20%
Class B Return Before Taxes	-23.35%	0.89%	3.92%
Class C Return Before Taxes	-20.15%	1.27%	3.92%
Institutional Class Return Before Taxes	-18.51%	2.31%	4.96%
Russell 1000® Index[2] (Before Taxes)	-37.60%	-2.04%	-1.09%
Barclays Capital U.S. Aggregate Bond Index³ (Before Taxes)	5.24%	4.65%	5.63%
Composite Index[4] (Before Taxes)	-21.36%	1.19%	2.16%
S&P 500 Index[5] (Before Taxes) (Former Benchmark)	-37.00%	-2.19%	-1.38%
Composite Index[6] (Before Taxes) (Former Benchmark)	-20.91%	1.10%	1.97%

Class C share performance for periods prior to May 1, 2005 in the Average Annual Total Returns table does not reflect the 1% sales load that was eliminated on May 1, 2005.

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A share of the Fund. After-tax returns for other share classes will vary.

[2]

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 90% of the U.S. market. The Investment Manager has determined to change the Fund’s equity benchmark because the Russell Index offers a more comprehensive and transparent construction methodology and is more suitable given the Fund’s investment strategies. The returns shown for the Index reflect no deduction of fees, expenses, or taxes.

³	The Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade fixed-rate taxable bond market of Securities & Exchange Commission registered securities, including both government and corporate bonds. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

[4]

The Composite Index is comprised of 60% of the Russell 1000® Index and 40% of the Barclays Capital U.S. Aggregate Bond Index. The Investment Manager has determined to change the equity component of the Fund’s composite benchmark because the Russell Index offers a more comprehensive and transparent construction methodology and is more suitable given the Fund’s investment strategies. The returns shown for the Composite Index reflect no deductions for fees, expenses, or taxes.

[5]	The S&P 500 Index is a market-capitalization weighted index of 500 U.S. common stocks. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.
[6]

The former Composite Index is comprised of 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Aggregate Bond Index. The returns shown for the former Composite Index reflect no deductions for fees, expenses, or taxes.

The Russell Midcap® Index and Russell 1000® Index are trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE